FINANCING RECEIVABLES, NET - Balances of financing receivables by due date (Details) - CNY (¥) ¥ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Financing receivables by due date, due in months
0-12	¥ 834,010	¥ 4,045,546
13-24	10,243	225,853
25-36	0	5,579
Total financing receivables	¥ 844,253	¥ 4,276,978